2. Going Concern	12 Months Ended
Dec. 31, 2019
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Going Concern
2.	Going Concern

The Group has suffered recurring losses from operations. The Group has incurred a net loss of $15,148 during the year ended December 31, 2019, and the cash flow used in operating activities was $2,871. As of December 31, 2019, the Group had a working capital deficit of $113,528 and accumulated deficit of $585,384. Additionally, the Group has defaulted the repayment of convertible bonds of $35,000 since 2016, and another convertible bond of $20,000 would be fully due in 2020. As of December 31, 2019, $55,907 of convertible bonds is payable within one year.

These and other factors disclosed in these financial statements raise substantial doubt as to the Group’s ability to continue as a going concern. Management believes that it has developed a liquidity plan, as summarized below, that, if executed successfully, will provide sufficient liquidity to meet the Group’s obligations for a reasonable period of time.

Working Capital management

The Group sold several PV projects in Japan and United States, and is actively negotiating with the buyers to mobilize the cash collection. In addition, the Group has the intention to sell all the PV projects in Italy and United States which are indeed with good value and return. The sales of these projects is expected to bring in significant amount of cash to the Group to improve liquidity and capital. Except for the PV projects in United States that is to be constructed, the Group has been closely monitoring the Group’s capital spending level until liquidity position improves. These initiatives aim at preserving cash and generating operating cash flows to enable the Group to repay the borrowings and accounts payable.

Cost Saving Measures

The Group plans to implement certain measures with an aim to reduce its operating costs in 2020, which has considered the impact of Coronavirus 2019 as disclosed in Note 30 to the consolidated financial statements. Such measures include: 1) strict controlling and reducing business, marketing and advertising expenses in United States and Australia; 2) lowering the remuneration of the Group’s management team, which has considered the impact of Coronavirus 2019 as disclosed in Note 30 to the consolidated financial statements. 3) implementing comprehensive budget control, etc.

While management believes that the measures in the liquidity plan will be adequate to allow the Group to meet its liquidity and cash flow requirements within one year after the date that the financial statements are issued, there is no assurance that the liquidity plan will be successfully implemented. Failure to successfully implement the liquidity plan will have a material adverse effect on the Group’s business, results of operations and financial position, and may materially adversely affect its ability to continue as a going concern. The consolidated financial statements do not include any adjustments related to the recoverability and classification of recorded assets or the amounts and classification of liabilities or any other adjustments that might be necessary should the Group be unable to continue as a going concern.